SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2006

NEW CENTURY BANCORP, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-50400	20-0218264
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina 28334

(Address of principal executive offices)

Registrant’s telephone number, including area code (910) 892-7080

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(c) (1) On November 14, 2006, New Century Bancorp, Inc. (the “Registrant”) announced that it had appointed William L. Hedgepeth, II to serve as Executive Vice President and Chief Operating Officer of its wholly owned subsidiary, New Century Bank. The Registrant’s press release announcing Mr. Hedgepeth’s appointment as Executive Vice President and Chief Operating Officer of New Century Bank is filed as Exhibit 99.1 to this report and incorporated by reference into this Item 5.02.

(2) Mr. Hedgepeth (44) has served as President and Chief Executive Officer of New Century Bank South, the Registrant’s other wholly-owned bank subsidiary, since 2004 and will continue to serve in such capacities going forward. Mr. Hedgepeth also currently serves as an Executive Vice President of the Registrant. Mr. Hedgepeth served as Senior Vice President and Area Executive for Fayetteville, North Carolina for First South Bank from 2001 to 2004 and, prior to that, as City Executive for Fayetteville, North Carolina for Triangle Bank from 1997 to 2001.

(3) Reference is made to the description of the terms of the Registrant’s employment agreement with Mr. Hedgepeth contained in the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 20, 2006, Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2006 and definitive proxy statement for the 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on March 22, 2006, which disclosure is incorporated by reference into this Item 5.02.

ITEM 8.01 OTHER EVENTS

On November 15, 2006, the Registrant announced that on November 14, 2006, its Board of Directors declared a 6-for-5 stock split to be effected in the form of a 20% stock dividend. The dividend is payable on December 12, 2006 to shareholders of record as of November 28, 2006. Shareholders will receive cash in lieu of fractional shares. The Registrant’s press release announcing the dividend is filed as Exhibit 99.2 and incorporated by reference into this Item 8.01.

ITEM 9.01 EXHIBITS

(d) Exhibits

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release regarding appointment of William L. Hedgepeth, II as Executive Vice President and Chief Operating Officer of New Century Bank

99.2	Press Release regarding declaration of 6-for-5 stock split to be effected in the form of a 20% stock dividend

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook,” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY BANCORP, INC.

By:	/s/ John Q. Shaw, Jr.
John Q. Shaw, Jr.
President and CEO

Dated: November 16, 2006

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release regarding appointment of William L. Hedgepeth, II as Executive Vice President and Chief Operating Officer of New Century Bank

99.2	Press Release regarding declaration of 6-for-5 stock split to be effected in the form of a 20% stock dividend